Exhibit 10.19

EXECUTION COPY

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment and Assumption Agreement”) is made as of July 13, 2007, among Genpact Global Holdings SICAR, a Societé à Responsabilité Limitée organized as a Societé d’Investissement en Capital à Risque under the laws of the Grand Duchy of Luxembourg (the “Assignor”), Genpact International, LLC, a Delaware limited liability company, and wholly-owned subsidiary of the Assignor (the “GI Assignor”) and Genpact Limited, an exempted limited company organized under the laws of Bermuda and ultimate parent of the Assignor and the GI Assignor (the “Assignee”).

RECITALS

WHEREAS, the Assignor maintains the Gecis Global Holdings 2005 Stock Option Plan, the Genpact Global Holdings 2006 Stock Option Plan, the Genpact Global Holdings 2007 Stock Option Plan and the subplans in effect thereunder (the “Prior Plans”) and has issued options to purchase common shares of the Assignor (such shares, the “Shares” and, such options, the “Options”) to various Participants (as defined in the Prior Plans) pursuant to stock option award agreements under the Prior Plans (the “Award Agreements” and together with the Prior Plans, the “Option Documents”) and has entered into stock purchase agreements with various Participants in connection with such Participants’ exercise of Options (each a “Stock Purchase Agreement” and together the “Stock Purchase Agreements”);

WHEREAS, each of the shareholders of the Assignor (other than Genpact Global (Lux) S.à.r.l.) shall, pursuant to the Reorganization Agreement dated as of July 13, 2007 and the Fiduciary Share Exchange Agreement of the same date (collectively, the “Share Exchange Agreements”), exchange all of their Shares for common shares of the Assignee (the “New Shares”), at an exchange ratio of 180.1 New Shares for every one Share (such exchange, the “Exchange”), effective as of the Closing Date (as defined in the Share Exchange Agreements) (the “Effective Time”);

WHEREAS, pursuant to Section 9 of each of the Prior Plans and in connection with the Exchange, the Board has determined to adjust each outstanding Option so that it is converted into into an option (a “New Option”) such that (a) the number of New Shares that may be purchased pursuant to each New Option shall equal (i) the number of Shares that could be purchased pursuant to the corresponding Option immediately prior to the Effective Time multiplied by (ii) 180.1 and (b) the exercise price per New Share of each New Option shall equal (i) the exercise price per Share that applied to the corresponding Option immediately prior to the Effective Time multiplied by (ii) multiplied by a fraction the numerator of which shall be 1 and the denominator of which shall be 180.1 (such adjustment, the “Option Adjustment”);

WHEREAS, in connection with the Option Adjustment, the Assignor desires to convey, transfer, assign and deliver to the Assignee and the Assignee desires to assume and accept from the Assignor, all of the Assignor’s rights, titles, interests, liabilities and obligations in, to and under the Option Documents (including, for the avoidance of doubt, with respect to the New Options), effective as of the Effective Time;

WHEREAS, Genpact India, which has adopted and approved the subplans under the Prior Plans, wishes to acknowledge and agree to the assignment of the Option Documents by the Assignor to the Assignee;

WHEREAS, each party to each Stock Purchase Agreement, other than the Assignor, has on or prior to the date hereof, consented to the assignment of such Stock Purchase Agreement to the Assignee and the Assignor desires to convey, transfer, assign and deliver to the Assignee and the Assignee desires to assume and accept from the Assignor, all of the Assignor’s rights, titles, interests, liabilities and obligations in, to and under each Stock Purchase Agreement, effective as of the Effective Time;

WHEREAS, pursuant to Section 10(i) of the employment agreement among the Assignor, the GI Assignor and Pramod Bhasin, entered into on July 26, 2005, with effect from January 1, 2005 (the “Bhasin Employment Agreement”), the Assignor and the GI Assignor may assign the Bhasin Employment Agreement without Mr. Bhasin’s consent to any entity which directly or indirectly controls, is controlled by or is under common control with the Assignor and the GI Assignor and which assumes in writing, at the time of the assignment, the obligations of the Assignor and the GI Assignor to perform the Bhasin Employment Agreement;

WHEREAS, pursuant to Section 10(i) of the employment agreement among the Assignor, the GI Assignor and V.N. Tyagarajan dated September 21, 2005, agreed as of September 28, 2005 (the “Tyagarajan Employment Agreement” and, together with the Bhasin Employment Agreement, the “Employment Agreements”), the Assignor and the GI Assignor may assign without Mr. Tyagarajan’s consent the Tyagarajan Employment Agreement to any entity so long as such entity assumes in writing, at the time of the assignment, the obligations of the Assignor and the GI Assignor to perform the Tyagarajan Employment Agreement; and

WHEREAS, the Assignor and the GI Assignor each desire to convey, transfer, assign and deliver to the Assignee and the Assignee desires to assume and accept from the Assignor and the GI Assignor, all of the respective rights, titles, interests, liabilities and obligations of the Assignor and the GI Assignor in, to and under each of the Employment Agreements, effective as of the Effective Time.

AGREEMENT

NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      The Assignor hereby conveys, transfers, assigns and delivers, effective as of the Effective Time, all of the Assignor’s rights, titles, interests, liabilities and obligations in, to and under the Option Documents (including, for the avoidance of doubt, with respect to the New Options) and the Stock Purchase Agreements to the Assignee.

2.                                      The Assignee hereby, effective as of the Effective Time, accepts and assumes all of the Assignor’s rights, titles, interests, liabilities and obligations in, to and under the Option Documents (including, for the avoidance of doubt, with respect to the New Options) and the Stock Purchase Agreements and agrees to be bound under the Option Documents and the Stock Purchase Agreements as if an original party thereto.

3.                                      Each of the Assignor and the GI Assignor hereby conveys, transfers, assigns and delivers, effective as of the Effective Time, all of its respective rights, titles, interests, liabilities and obligations in, to and under the Employment Agreements to the Assignee.

4.                                      The Assignee hereby, with effect as of the Effective Time, accepts and assumes all of the respective rights, titles, interests, liabilities and obligations of each of the Assignor and the GI Assignee in, to and under the Employment Agreements and agrees to be bound under the Employment Agreements as if an original party thereto.

5.                                      Each of the parties hereto acknowledge and agree that, as of the Effective Time, references in each of the Option Documents, the Stock Purchase Agreements and the Employment Agreements (a) to the Assignor or the GI Assignor shall apply mutatis mutandis to the Assignee and (b) to shares of the Assignor shall apply mutatis mutandis to shares of the Assignee.

6.                                      This Assignment and Assumption Agreement shall be of no force or effect unless signed, in original or in counterpart copies, by each of the Assignor, the GI Assignor and the Assignee.

7.                                      This Assignment and Assumption Agreement shall be governed and construed in accordance with the laws of the State of New York.

[Remainder of Page is Intentionally Blank]

                IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date and year first written above.

GENPACT GLOBAL HOLDINGS SICAR As the Assignor

By:
Name: Victor Guaglianone
Title: Senior Vice President and General Counsel

GENPACT INTERNATIONAL, LLC

As the GI Assignor

By:
Name:
Title:

GENPACT LIMITED
As the Assignee

By:
Name: Victor Guaglianone
Title: Senior Vice President and General Counsel

Acknowledged and Agreed with respect to subplans to Prior Plans,

GENPACT INDIA

By:
Name:
Title:

[Signature Page to Assignment and Assumption Agreement]